                                                                    EXHIBIT 10.2
                                                CONFIDENTIAL TREATMENT REQUESTED


                            STOCK PURCHASE AGREEMENT
                            ------------------------

     THIS STOCK PURCHASE AGREEMENT is made as of the 25th day of November, 1996, by and between Neurogen Corporation, a Delaware corporation (the "Company"), and American Home Products Corporation, a Delaware corporation acting through its Wyeth-Ayerst Laboratories Division (the "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   Purchase and Sale of Shares and Future Installments.
     ---------------------------------------------------

          1.1  Sale and Issuance of Shares and Future Installments.
               ---------------------------------------------------

          (a) First Installment.  Subject to the terms and conditions of this
              -----------------
Agreement, the Company agrees to sell and issue to Investor at the Closing (as defined below) the number of whole shares rounded up to the nearest share of the Company's Common Stock (as defined below) (the "Shares") equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and Investor agrees to pay $750,000 to the Company at the Closing (the "First Installment"). Any fractional share which is rounded up as a result of such calculation shall be sold and issued to Investor at no cost.

          (b) Second Installment.  Subject to the terms and conditions of this
              ------------------
Agreement, Investor agrees to pay [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Second Installment") to the Company and the Company agrees to sell, issue and promptly deliver to Investor upon payment of the Second Installment the number of Shares equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Second Installment Market Price"), provided, however, that if such sale (when aggregated with the Shares sold in the First Installment) would result in the Investor owning 20% or more of the Company's outstanding capital stock, the Company shall sell, and the Investor shall buy, at the Second Installment Market Price provided for in this Section 1.1(b), such number of Shares that would make the Investor's aggregate ownership of the Company's outstanding capital stock equal to not more than 19.9%. Any factional share which is rounded up as a result of such calculation shall be sold and issued to Investor at no cost. Investor shall pay the Second Installment to the Company if and when the milestone set forth in Section 8.1(b)(i) of the License Agreement between the parties hereto and of even date herewith (the "License Agreement") is achieved (the "First Milestone"). The Investor shall provide written notice to the Company of the achievement of the First Milestone within thirty (30) days of such achievement. Promptly upon the Company's receipt of such notice, the parties will select a mutually agreeable date to close the Second Installment share purchase (the "Second Closing"), which date shall be no more than thirty (30) days after the Company's receipt of the notice described in the immediately preceding sentence. Investor shall deliver the Second Installment to the Company in accordance with Section 1.2.

          (c) Third Installment.  Subject to the terms and conditions of this
              -----------------
Agreement, Investor agrees to pay [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Third Installment") to the Company and the Company agrees to sell, issue and promptly deliver to Investor upon payment of the Third Installment the number of Shares equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Third Installment Market Price"), provided, however, that if such sale (when aggregated with the Shares sold in the First and Second Installments) would result in the Investor owning 20% or more of the Company's outstanding capital stock, the Company shall sell, and the Investor shall buy, at the Third Installment Market Price provided for in this Section 1.1(b), such number of Shares that would make the Investor's aggregate ownership of the Company's outstanding capital stock equal to not more than 19.9%. Any factional share which is rounded up as a result of such calculation shall be sold and issued to Investor at no cost. Investor shall pay the Third Installment to the Company when the milestone set forth in Section 8.1(b)(ii) of the License Agreement is achieved (the "Second Milestone"). The Investor shall provide written notice to the Company of the achievement of the Second Milestone within thirty (30 days of such achievement. Promptly upon the Company's receipt of such notice, the parties will select a mutually agreeable date to close the Third Installment share purchase (the "Third Closing"), which date shall be no more than thirty (30) days after the Company's receipt of the notice described in the immediately preceding sentences. Investor shall pay the Third Installment in accordance with Section 1.2.

     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

          1.2       Closing.  The closing for the purchase and sale of the
                    -------
Shares required to be purchased and sold pursuant to the First Installment shall take place at the offices of Investor, 5 Giralda Farms, Madison, New Jersey 07940, on November 20, 1996, or at such other time and place as the Company and Investor mutually agree upon orally or in writing (which shall be designated as the "Closing"). At the Closing the Company shall deliver to Investor a certificate representing the Shares. In consideration of such delivery, Investor shall make payment for the Shares by delivery to the Company of the share purchase price in immediately available funds in the form of certified or cashier's check payable to the Company's order or by wire transfer of funds to the Company's designated bank account (which shall be designated in writing no less than 48 hours prior to Closing). Such deliveries and the conditions set forth in this Section 1.2 shall likewise apply to the Second Installment and the Third Installment.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to Investor that:

     2.1  Organization, Good Standing and Qualification.  The Company is a
          ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would be reasonably expected to have a material adverse effect on the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company (a "Material Adverse Effect"). Except as disclosed in the Form 10-K (as defined herein), the Company has no subsidiaries.

     2.2  Authorization.  The Company has all requisite corporate power and
          --------------
authority (i) to execute, deliver and perform its obligations under this Agreement and the License Agreement between the parties hereto and dated of even date herewith (the "License Agreement") (ii) to issue the Securities (as defined herein) in the manner and for the purpose contemplated by this Agreement, and
(iii) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with this Agreement and the License Agreement. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the License Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares, being sold and to be sold hereunder has been taken or will be taken prior to each Closing, and this Agreement and the License Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     2.3  Valid Issuance of Shares.  The Shares which are being purchased
          ------------------------
hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws and will be approved for quotation on the Nasdaq Stock Market's National Market (the "Nasdaq National Market").

     2.4  Capitalization.  The authorized capital stock the Company consists of
          --------------
(a) 30,000,000 shares of Common Stock, par value $.025 per share (the "Common Stock"), of which, as of September 30, 1996, fourteen million two hundred two thousand four hundred eighty two were issued and outstanding, and (b) 2,000,000 shares of Preferred Stock, par value $.025 per share (the "Preferred Stock"), none of which were outstanding, as of September 30, 1996, and, except for the transactions contemplated hereby, since September 30, 1996, the Company has not issued any shares of Common Stock or Preferred Stock, granted any option (except for stock options granted under the Company's employee consultant and director stock option plans), warrants, rights (including conversion or preemptive rights, except for stock purchased under the Company's stock purchase plans), or similar rights to any person or entity to purchase or acquire any rights with respect to any shares of capital stock of the Company. The outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; and none of the outstanding shares of Common Stock was issued in violation of the preemptive rights, if any, of any stockholder of the Company.

     2.5  SEC Reports.  (a)  The Company has heretofore filed with the
          -----------
Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all reports and other documents required to be filed, including an Annual Report on Form 10-K for the year ended December 31, 1995 (the "Form 10-K"). None of such reports, or any other reports, documents, registration statements, definitive proxy materials and other filings required to be filed with the SEC under the rules and regulations of the SEC ("SEC Filings") contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements made, at the time and in light of the circumstances under which they were made, not misleading.Since December 31, 1995, the Company has timely filed with the SEC all SEC Filings and all such SEC Filings complied with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, as applicable and the rules thereunder. The audited financial statements of the Company included or incorporated by reference in the Form 10-K and the unaudited financial statements contained in the quarterly reports on Form 10-Q each have been prepared in accordance with such acts and rules and with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated therein and with each other, except as may be indicated therein or in the notes thereto and fairly present the financial condition of the Company as at the dates thereof and the results of its operations and statements of cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal year-end adjustments. Except as reflected in such financial statements, the Company has no material liabilities, absolute or contingent, other than ordinary course liabilities incurred since the date of the last such financial statements in connection with the conduct of the business of the Company.


          (b) Since September 30, 1996, and except as previously disclosed to the Investor in writing there has been no:

          (i) change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Form 10-K, except changes in the ordinary course of business that have not, individually or in the aggregate, resulted in and are not reasonably expected to result in a Material Adverse Effect (and except that the Company expects to continue to incur substantial operating losses, which may be material);

          (ii) damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties or financial condition of the Company (and except that the Company expects to continue to incur substantial operating losses, which may be material);

          (iii) waiver or compromise by the Company of a material right or of a material debt owed to it;

          (iv) satisfaction or discharge of any lien, claim or encumbrance by the Company, except in the ordinary course of business and which is not material to the business, properties or financial condition of the Company (as such business is presently conducted);

          (v) material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

          (vi) sale, assignment or transfer to a third party that is not an Affiliate (as hereafter defined) of any material patents, trademarks, copyrights, trade secrets or other intangible assets for compensation which is less than fair value;

          (vii) mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable; or

          (viii) declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, except any direct or indirect redemption, purchase or other acquisition of any such stock by the Company; or

          For purposes of this Section 2.5 of the Agreement, the term "Affiliate" shall mean, with respect to any person, any person which directly or indirectly through stock ownership or through other arrangements either controls, is controlled by or is under common control with such person; provided, however, that for purposes of this Agreement the term "Affiliate"
--------  -------
shall not include subsidiaries or other entities in which a person owns a majority of the ordinary voting power to elect a majority of the board of directors or other governing board but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

     2.6  Contracts.  Except for the Company's default under Section 7.5 of the
          ---------
NTIS Agreement as defined in the License Agreement, with respect to each of the material contracts, commitments and agreements of the Company, the Company is not, and has no actual knowledge that any other party is, in default under or in respect of any such material contract, commitment or agreement, the result of which default would have a Material Adverse Effect. No party to any such material contract, commitment or agreement, would be authorized or permitted to terminate its obligations thereunder by reason of the execution and delivery of this Agreement or any of the transactions contemplated herein.

     2.7  Compliance.  Except as disclosed in the SEC Filings, the Company has
          ----------
complied with, and is not in default under or in violation of its Certificate of Incorporation, By-laws or any and all laws, ordinances and regulations or other governmental restrictions, orders, judgments or decrees directly applicable to the Company, where any such default or violation would have a Material Adverse Effect. Except as disclosed in the SEC Filings, the Company has not received notice of any possible or actual violation of any applicable law, ordinance, regulation, or order, the result of which violation would be reasonably expected to have a Material Adverse Effect. Neither the execution and delivery of this Agreement or the License Agreement nor the consummation of the transactions contemplated hereby or thereby will violate, conflict with or result in a breach or result in the acceleration or termination of, or the creation in any third party of the right to accelerate, terminate, modify or cancel, any material indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which the Company is a party or is bound or to which any of its assets are subject.

     2.8  Compliance with Other Instruments.  The execution, delivery and
          ---------------------------------
performance of this Agreement and of the transactions contemplated hereby will not result in any violation of or constitute, with or without the passage of time and the giving of notice, either a default under any provision of its Certificate of Incorporation or By-laws of the Company or any material provision of any material indenture, agreement or other instrument by which the Company or any of its properties or assets is bound, or result in the creation or imposition of any lien, or encumbrance upon any of the material properties or assets of the Company or result in the acceleration or termination of, or the creation in any party of, the right to accelerate, terminate, modify or cancel, any indenture, lease, sublease, loan agreement, note or other obligation or liability to which the Company is a party or is bound.

     2.9  Governmental Consents.  Except for any notification required to be
          ---------------------
filed or supplied pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and except as set forth in Schedule 2.9, no
                                                                ------------
consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery and performance of this Agreement and the License Agreement. The filings under state securities laws, if any, will be effected by the Company at its cost within the applicable stipulated statutory period.

     2.10 Litigation.  Except at set forth in Schedule 2.10, there is no action,
          ----------                          -------------
suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement, the License Agreement, or the right of the Company to enter into such instruments or to consummate the transactions contemplated hereby or thereby. There is no action, suit, proceeding or investigation pending or currently threatened against the Company, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, properties, operations, financial condition, income or business prospects of the Company as presently being conducted.

     2.11 Permits.  Except as disclosed in SEC Filings, the Company has, and is
          -------
not in default in any material respect under, all governmental franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it or as proposed to be conducted by it, the lack of which would be reasonably expected to have a Material Adverse Effect.


     2.12 Taxes.  The Company has filed all federal, state and other tax returns
          -----
which are required to be filed and has heretofore paid all taxes which have become due and payable, except where the failure to file or pay would not be reasonably expected to have a Material Adverse Effect. The provision for taxes on the balance sheet as of December 31, 1995 is sufficient for the payment of all material accrued and unpaid taxes of the Company with respect to the period then ended.

     2.13 Title.  Except as otherwise set forth in the SEC Filings, the Company
          -----
has good and marketable title to all
material property and assets reflected in the financial statements to the Form 10-K (or as described in the SEC Filings).

     2.14 Intellectual Property.  Except as disclosed in the SEC Filings, to the
          ---------------------
knowledge of the Company and in the Company's reasonable opinion, the Company owns, or possesses adequate rights to use, all of their patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Filings or owned or used by it or which is necessary for the conduct of its business as presently conducted, except where the failure to own or possess such patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights would not have a Material Adverse Effect. Except as disclosed in the SEC Filings, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect.

     2.15 Nasdaq National Market Designation.  The Common Stock of the Company
          ----------------------------------
is currently included in the Nasdaq National Market and the Company knows of no reason or set of facts which is likely to result in the termination of the Common Stock in the Nasdaq National Market or the inability of such stock to continue to be included in the Nasdaq National Market. Nothing in this Section shall be interpreted to preclude the Company from listing its Common Stock on a national securities exchange in lieu of the Nasdaq National Market.

     3.   Representations and Warranties of Investor.  Investor hereby
          ------------------------------------------
represents and warrants that:

          3.1  Organization, Good Standing and Qualification.  Investor is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

          3.2  Authorization.  All corporate action on the part of Investor, its
               -------------
officers and directors necessary for the authorization, execution and delivery of this Agreement and the License Agreement, the performance of all obligations of Investor hereunder and thereunder has been taken or will be taken prior to each Closing, and this Agreement and the License Agreement, constitute valid and legally binding obligations of Investor enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting the enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     3.3  Purchase Entirely for Own Account.  This Agreement is made with
          ---------------------------------
Investor in reliance upon Investor's representation to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the Shares and the shares which are to be purchased by Investor pursuant the Second Installment and Third Installment will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act of 1933, as amended, or applicable state securities or blue sky laws. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Investor represents that it has full power and authority to enter into this Agreement.

          3.4  Investment Experience.  Investor acknowledges that it is able to
               ---------------------
fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Investor also represents it has not been organized for the purpose of acquiring the Securities. The Company has supplied to the Investor information concerning the Company and the Investor has been given the opportunity to review each of the Company's books and records and make such inquiries of the Company's officers, as the Investor has in its discretion deemed appropriate in connection with the transactions contemplated in this Agreement.

          3.5  Accredited Investor.  Investor is an "accredited investor" within
               -------------------
the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          3.6  Restricted Securities.  Investor understands that the Securities
               ---------------------
it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          3.7  Legends.  It is understood that the certificates evidencing the
               -------
Securities may bear one or all of the following legends:

          (a) "These securities have not been registered under the Securities Act of 1933, as amended, (the "Act") or the securities laws of any other jurisdiction. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to Neurogen Corporation that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          To the extent that such legends are no longer applicable, the Company shall cause its transfer agent to remove the legends upon a permitted transfer by Investor.

          3.8  Governmental Consents.  Other than matters contemplated by this
               ---------------------
Agreement and the License Agreement and any notifications required to be filed or supplied pursuant to the HSR Act, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Investor in connection with Investor's valid execution, delivery and performance of this Agreement, the License Agreement or the issuance of the Shares which are to be purchased by Investor hereunder.

     4.   Filings and Authorizations.  The Company and the Investor will, as
          --------------------------
promptly as practicable, file or supply, or cause to be filed or supplied, all notifications and information required to be filed or supplied pursuant to the HSR Act in connection with the transactions contemplated by this Agreement. The Company and the Investor, as promptly as practicable, (a) will make, or cause to be made, all such other filings and submissions under laws, rules and regulations applicable to them as may be required for them to consummate the transactions contemplated hereby in accordance with the terms of this Agreement, and (b) will use reasonable efforts to obtain, or cause to be obtained, all authorizations, approvals, consents and waivers from all governmental authorities necessary to be obtained by them in order for them so to consummate such transactions.

     5.   Conditions to Obligation of Each Party to Effect the Transactions
          -----------------------------------------------------------------
Contemplated by this Agreement. The obligation of each party to effect the
------------------------------
transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to each Closing Date of the following conditions:

          (a) all governmental and other consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained and any waiting period (and any extension thereof) applicable to the consummation of the Agreement under the HSR Act shall have expired or been terminated; and

          (b) No stop order or other order enjoining the sale of the Shares to be purchased and sold at each Closing shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction and no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect that would restrain or otherwise prevent the consummation of the transactions contemplated by the Agreement.

     6.   (a) Conditions of Investor's Obligations at First Closing.  The
              -----------------------------------------------------
obligations of Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the First Closing of each of the following conditions, the waiver of which shall not be effective without the consent of Investor thereto:

          (i) Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the First Closing with the same effect as though such representations and warranties had been made on and as of the date of the First Closing.

          (ii) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the First Closing, and all corporate or other proceedings in connection with the transactions contemplated at the First Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to Investor.

          (iii) Compliance Certificate. An officer of the Company shall have delivered to Investor a certificate certifying that (a) the conditions specified in Sections 6(a)(i) and 6(a)(ii) have been fulfilled.

          (iv) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the First Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          (v) The License Agreement. The Company and Investor shall have entered into the License Agreement of even date herewith.

          (vi) Opinion of Company Counsel. Investor shall have received an opinion from Cooley Goodward L.L.P., counsel to the Company, dated as of the First Closing, in the form of Exhibit A.

          (vii) Certificate. The Company shall have furnished to the Investor a certificate, signed by an authorized officer of the Company, certifying: (i) the due organization and good standing of the Company; (ii) the corporate resolutions of the Company authorizing the transactions contemplated by this Agreement; and (iii) the incumbency of officers of the Company executing this Agreement and the other instruments or certificates delivered upon the First Closing.

          (viii) Share Certificates. The Company shall have furnished to the Investor a certificate or certificates representing the Shares (free and clear of all liens, claims and other encumbrances except as otherwise provided herein) to be purchased and sold at the First Closing, accompanied by the requisite stock transfer tax stamps or funds for the purchase thereof;

          (ix) Other Documentation. The Company shall have furnished to the Investor such other instruments and documents, in form and substance reasonably acceptable to the Investor, as may be necessary to effect the First Closing.

          (b) Conditions of Investor's Obligations at the Second and Third
              ------------------------------------------------------------
Closings.  The obligations of Investor under subsection 1.1 of this Agreement
--------
are subject to the fulfillment on or before the Second and Third Closing of each of the following conditions, the waiver of which shall not be effective without the consent of Investor thereto:

          (i) Representations and Warranties. The representations and warranties of the Company contained in Sections 2.1 through 2.3, 2.5(a), 2.7 through 2.9, 2.11 and 2.12 shall be true on and as of each of the Second and Third Closings with the same effect as though such representations and warranties had been made on and as of the date of each such Closing;

          (ii) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each such Closing, and all corporate or other proceedings in connection with the transactions contemplated at each such Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to Investor;

          (iii) Compliance Certificate. An officer of the Company shall have delivered to Investor a certificate, dated as of each of the dates of the Second and Third Closings, certifying that (a) the conditions specified in Sections 6(a)(i) and 6(a)(ii) have been fulfilled;

          (iv) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at each such Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request;

          (v) Opinion of Company Counsel. Investor shall have received an opinion, from counsel to the Company (which counsel shall be reasonably satisfactory to the Investor), dated as of each of the dates of such Closings;

          (vi) Certificate. The Company shall have furnished to the Investor at each such Closing a certificate, dated as of each of the dates of the Second and Third Closings, signed by an authorized officer of the Company, certifying:
(i) the due organization and good standing of the Company; (ii) the corporate resolutions of the Company authorizing the transactions contemplated by this Agreement; and (iii) the incumbency of officers of the Company executing this Agreement and the other instruments or certificates delivered upon each such Closing;

          (vii) Share Certificates. The Company shall have furnished to the Investor at each such Closing a certificate or certificates representing the Shares (free and clear of all liens, claims and other encumbrances except as otherwise provided herein) to be purchased and sold at each such Closing, accompanied by the requisite stock transfer tax stamps or funds for the purchase thereof;

               (viii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and

          (ix) Other Documentation. The Company shall have furnished to the Investor at each such Closing such other instruments and documents, in form and substance reasonably acceptable to the Investor, as may be necessary to effect each such Closing.

7.   Conditions of the Company's Obligations at Each Closing.  The obligations
     -------------------------------------------------------
of the Company to Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by Investor:

          7.1  Representations and Warranties.  The representa tions and
               ------------------------------
warranties of Investor contained in Section 3 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of each Closing.

     7.2  Performance.  Investor shall have performed and complied with all
          -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing, and all corporate or other proceedings in connection with the transactions contemplated at each Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to the Company.

          7.3  Compliance Certificate.  An officer of Investor shall have
               ----------------------
delivered to the Company a certificate certifying that the conditions specified in Sections 7.1 and 7.2 have been fulfilled.

          7.4  Payment of Purchase Price.  Investor shall have delivered the
               -------------------------
purchase price required to be paid at each Closing.

          7.5  License Agreement.  The Company and Investor shall have entered
               -----------------
into the License Agreement of even date herewith.

          7.6 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

          7 6  Other Documentation.  The Investor shall have furnished to the
               -------------------
Company such other instruments and documents, in form and substance reasonably acceptable to the Company, as may be necessary to effect each Closing.

     8.   Limitation on Liability.  The Investor agrees that, in the case of
          -----------------------
claims arising out of the breach of any representation, warranty, covenant or agreement contained herein, the Company shall not be liable for any damages, losses, liabilities or expenses incurred or suffered by the Investor arising out of one or more such breaches in an amount greater than the purchase price received by the Company with respect to which such breach occurred.

     9.   Registration
          ------------

          9.1  Registration.  (a)  Registrable Securities.  The term
               ------------        ----------------------
"Registrable Securities" shall mean (i) the Shares to be purchased hereunder
(ii) any other securities issued in exchange for or as dividends on, or by way of a split of, any of the shares of Common Stock listed in clauses (i) and (ii) above. For purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement filed pursuant to the Securities Act, covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) they are eligible to be sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) they are eligible to be sold pursuant to Rule 144(k) under the Securities Act without limitation as to the amount of securities to be sold or as to the manner of sale, or (iv) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to restrictions on further transfer under the Securities Act.

          (b) Piggyback Registration.  (i)  If the Company proposes to file a
              ----------------------
registration statement under the Securities Act relating solely to a secondary offering of Common Stock by any stockholder of the Company (a "Selling Holder") (it being understood that a registration statement on Form S-4 or S-8 (or any form substituting therefor) or filed in connection with an exchange offer, a non-cash offer or an offering of securities solely to the Company's existing stockholders or employees or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities shall not be deemed to be a secondary offering contemplated hereby) at any time after the first anniversary of the date hereof, the Company shall in each case give written notice of such proposed filing to the Investor at least twenty days before the anticipated filing date, and such notice shall offer the Investor the opportunity to include in such registration statement (a "Secondary Piggy-back") such number of Registrable Securities as such Investor may request in writing within ten days after receipt of such notice; provided, that the right to
                                              --------
register Registrable Securities as provided in this Section 9.1(b) shall not apply to any registration statement relating to a primary offering of Common Stock by the Company for its own account even if securityholders of the Company exercise any rights they may have to include their securities in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter or underwriters, if any, of a proposed underwritten offering by such Selling Holders to permit the Investor to include its Registrable Securities in such offering on the same terms and conditions as any similar securities being offered by such Selling Holders and included therein. Notwithstanding the foregoing, if any such managing underwriter or underwriters of such offering advise the Company and the Investor in writing that in its or their sole discretion the aggregate amount of securities requested to be included in such offering could be expected to adversely affect the success of such offering (including, without limitation, the price of the Common Stock to be offered thereby) then the amount of Registrable Securities to be offered for the account of the Investor shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter. In connection with a Secondary Piggy-back, the Company will bear all registration expenses, except that underwriting commissions and expenses attributable to the Registrable Securities and fees and disbursements of counsel, if any, for the Investor will be borne by the Investor.

          (ii) Notwithstanding the foregoing, the Company shall not be required to honor the request of the Investor to include Registrable Securities in a Secondary Piggy-back pursuant to this Section 9.1(b) if (A) counsel to the Company renders an opinion to the effect that registration under the Securities Act is not required for the transfer by the Investor of Registrable Securities proposed to be included in such Secondary Piggy-back, (B) such Secondary Piggy-back shall become effective prior to the first anniversary of the date hereof,
(C) such Secondary Piggy-back shall become effective after the tenth anniversary of the date hereof, or (D) the amount of Registrable Securities to be included in such Piggy-back Registrable is less than $50,000 in market value at the time the request for such registration is made to the Company.

          (c) Registration Procedures.  (i) Whenever the Company is required by
              -----------------------
the provisions of this Section 9.1 to use its best efforts to effect a registration or qualification of any Registrable Securities, the Company will furnish to the Investor, such number of copies of any prospectus (including any preliminary or summary prospectus) or other like documents as the Investor may reasonably request in order to effect the sale of the securities to be sold by the Investor and will use its best efforts to register or qualify such securities under the state securities of Blue Sky laws as may be requisite for such purpose; provided, that the Company shall not be required to qualify as a
              --------
foreign corporation in any jurisdiction where it is not now so qualified or submit to a general consent to service of process in any jurisdiction where it is not now so subject.

          (ii) The Investor agrees to furnish to the Company such information concerning such persons as may be requested by the Company which is necessary in connection with any such registration or qualification under this Section 9.1.

10.       Covenants
          ---------

          As long as the License Agreement is in effect, the Company covenants as follows:

          10.1 Furnishing of Information.  Upon the written request of the
               -------------------------
Investor, the Company will promptly furnish to the Investor all SEC filings (or comparable information if the Company is not at the time required to file reports pursuant to Section 13(a) of the Securities Exchange Act of 1934) and all annual and quarterly reports furnished to stockholders.

11.       Miscellaneous.
          -------------

          11.1 Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          11.2 Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Shares or the shares which are to be purchased by Investor pursuant the Second Installment and Third Installment). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          11.3 Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of New Jersey without regard to the conflicts of laws of such state.

          11.4 Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.5 Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          11.6 Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing by personal delivery to the party to be notified or by Federal Express or other overnight package delivery service or registered or certified mail, postage prepaid and addressed to the party to be notified at the following addresses, or at such other address as such party may designate by five (5) days' advance written notice to the other parties (with notice deemed given upon receipt):

            If to the Company:

          Neurogen Corporation
          35 Northeast Industrial Road
          Branford, CT 06504
          Attn:  Vice President-Finance
          Facsimile: (203) 483-7027

          If to Investor:

          American Home Products Corporation
          5 Giralda Farms
          Madison, New Jersey  07940
          Attn:     Senior Vice President and General Counsel
          Facsimile:     (201) 660-7155

          11.7      Finder's Fee.  Each party represents that it neither is nor
                    ------------
will be obligated for any finders' fee or commission in connection with this transaction. Each party agrees to indemnify and to hold harmless the other from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its officers, partners, employees, or representatives is responsible.

          11.8 Expenses.  Irrespective of whether each Closing is effected, each
               --------
party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any securities purchased hereunder, and shall save and hold the Investor harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

          11.9 Publicity. Except for information which in the opinion of legal
               ---------
counsel is required to be disclosed by applicable law or rules, including but not limited to the federal securities law or the rules of the NASDAQ or any public exchange on which the Common Stock of the Company is publicly traded, the Company shall not issue any press releases or public statements without first seeking the approval of Investor with regard to this Agreement or the License Agreement.

          11.10     Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          11.11     Severability.  If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, suchprovision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          11.12     Entire Agreement. This Agreement and the documents referred
                    ----------------
to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              NEUROGEN CORPORATION


                              By:   STEPHEN R. DAVIS
                                 -----------------------

                              AMERICAN HOME PRODUCTS CORPORATION

                              By:  GERALD A. JIBILIAN
                                 ------------------------

                                  SCHEDULE 2.9
                              GOVERNMENT CONSENTS



                                    - NONE -

                                 SCHEDULE 2.10
                                   LITIGATION



                                    - NONE -